UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21969

                               The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GDL Fund Semiannual Report — June 30, 2013

To Our Shareholders,

For the six months ended June 30, 2013, the net asset value (“NAV”) total return of The GDL Fund was 2.6%, compared with a total return of 0.08% for the 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 5.3%. The Fund’s NAV per share was $12.96, while the price of the publicly traded shares closed at $11.39 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2013.

Comparative Results

Average Annual Returns through June 30, 2013 (a) (Unaudited)
					Since
					Inception
	Year to Date	1 Year	3 Year	5 Year	(01/31/07)
GDL Fund
NAV Total Return (b)	2.59%	5.10%	4.53%	2.77%	2.53%
Investment Total Return (c)	5.31	6.61	5.53	3.90	0.86
3 Month U.S. Treasury Bill Index	0.08	0.11	0.11	0.29	1.11

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)  Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)  Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2013:

The GDL Fund

Long Positions
U.S. Government Obligations	44.3%
Diversified Industrial	7.6%
Equipment and Supplies	6.2%
Health Care	6.2%
Food and Beverage	5.3%
Energy and Utilities	5.2%
Computer Software and Services	4.6%
Telecommunications	2.6%
Business Services	2.5%
Computer Hardware	2.5%
Electronics	2.4%
Consumer Products and Services	2.2%
Hotels and Gaming	1.6%
Media	1.5%
Cable and Satellite	1.2%
Financial Services	0.8%
Transportation	0.8%
Automotive:Parts and Accessories	0.5%
Metals and Mining	0.5%
Aerospace and Defense	0.4%

Wireless Telecommunications Services	0.3%
Machinery	0.3%
Building and Construction	0.2%
Broadcasting	0.1%
Retail	0.1%
Specialty Chemicals	0.1%
Semiconductors	0.0%
Publishing	0.0%
Automotive	0.0%
Educational Services	0.0%
Real Estate	0.0%

100.0%

Short Positions
Energy and Utilities	(1.2)%
Aerospace and Defense	(0.2)%

(1.4)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — June 30, 2013 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 55.4%
	Aerospace and Defense — 0.2%
32,000	Exelis Inc.	$419,147	$441,280
6,000	Kratos Defense & Security Solutions Inc.†	58,908	38,880
76,000	The Allied Defense Group Inc.†	534,467	396,720

		1,012,522	876,880

	Automotive — 0.0%
3,000	Fiat Industrial SpA	34,740	33,446

	Automotive: Parts and Accessories — 0.5%
2,000	Cooper Tire & Rubber Co.	68,314	66,340
185,000	The Pep Boys - Manny, Moe & Jack†	2,290,260	2,142,300

		2,358,574	2,208,640

	Broadcasting — 0.1%
25,000	Belo Corp., Cl. A	341,900	348,750
5,420	Fisher Communications Inc.	222,447	222,654

		564,347	571,404

	Building and Construction — 0.2%
23,000	Fortune Brands Home & Security Inc.	282,741	891,020

	Business Services — 2.5%
4,000	Acxiom Corp.†	44,044	90,720
30,000	Arbitron Inc.	1,406,381	1,393,500
92,138	Clear Channel Outdoor Holdings Inc., Cl. A†	148,746	687,349
100,000	GrainCorp Ltd., Cl. A	1,323,495	1,149,593
500,000	Intermec Inc.†	4,946,047	4,915,000
107,000	Keynote Systems Inc.	2,121,245	2,114,320
1,000	Market Leader Inc.†	10,944	10,700

		10,000,902	10,361,182

	Cable and Satellite — 1.2%
9,000	AMC Networks Inc., Cl. A†	371,666	588,690
220,000	British Sky Broadcasting Group plc	2,444,097	2,650,119
10,000	Cablevision Systems Corp., Cl. A	128,250	168,200
12,910	Liberty Global plc, Cl. A†	981,676	956,373
9,640	Liberty Global plc, Cl. C†	690,899	654,460
100	Multiband Corp.†	321	317

		4,616,909	5,018,159

	Computer Hardware — 2.5%
770,000	Dell Inc.	10,334,286	10,279,500
25,000	STEC Inc.†	168,095	168,000

		10,502,381	10,447,500

	Computer Software and Services — 4.6%
20,000	Acquity Group Ltd., ADR†	258,325	258,800
75,000	BMC Software Inc.†	3,395,336	3,385,500

			Market
Shares		Cost	Value
2,000	Ebix Inc.	$31,827	$18,520
396,189	ExactTarget Inc.†	13,340,486	13,359,493
2,000	Mentor Graphics Corp.	12,683	39,100
125,000	Stonesoft OYJ†	727,511	729,733
70,000	Yahoo! Inc.†	1,047,849	1,757,700

		18,814,017	19,548,846

	Consumer Products and Services — 2.2%
76,000	Avon Products Inc.(a)	1,373,622	1,598,280
18,000	Harman International Industries Inc.	620,141	975,600
2,000	Prestige Brands Holdings Inc.†	30,115	58,280
500,000	Stewart Enterprises Inc., Cl. A	6,523,069	6,545,000

		8,546,947	9,177,160

	Diversified Industrial — 7.6%
325,000	Buckeye Technologies Inc.	12,190,187	12,038,000
240,000	Gardner Denver Inc.	17,958,875	18,043,200
15,000	ITT Corp.	329,299	441,150
117,000	Myers Industries Inc.	2,091,757	1,756,170

		32,570,118	32,278,520

	Educational Services — 0.0%
12,000	Corinthian Colleges Inc.†	46,025	26,880

	Electronics — 2.4%
211,700	Alliance Semiconductor Corp.†	1,035,247	101,616
5,000	Anaren Inc.†	112,020	114,700
79,000	Bel Fuse Inc., Cl. A	2,106,698	1,095,730
480,000	Laird plc	1,516,832	1,295,857
1,200,000	Power-One Inc.†	7,586,478	7,584,000

		12,357,275	10,191,903

	Energy and Utilities — 5.2%
4,000	Atlas Energy LP	56,023	195,960
200	Berry Petroleum Co., Cl. A	9,088	8,464
270,000	Dragon Oil plc	1,655,626	2,351,022
74,020	Duke Energy Corp.	3,798,268	4,996,350
72,000	Endesa SA	1,799,401	1,537,917
460,000	Gulf Coast Ultra Deep Royalty Trust†	805,000	938,400
19,000	Heritage Oil plc†	97,265	38,435
10,000	NRG Energy Inc.	229,472	267,000
500,000	NV Energy Inc.	11,786,035	11,730,000
1,000	Origin Energy Ltd.	15,738	11,496
2,000	Silverwillow Energy Corp.†	2,261	913
400	Walter Energy Inc.	19,617	4,160
100,000	WesternZagros Resources Ltd.†	303,795	121,708

		20,577,589	22,201,825

	Equipment and Supplies — 6.2%
511,000	Gerber Scientific Inc., Escrow†	0	5,110
295,829	Lufkin Industries Inc.	26,073,618	26,171,992
1,200	Met-Pro Corp.	15,879	16,128

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
1,000	The Middleby Corp.†	$23,710	$170,090

		26,113,207	26,363,320

	Financial Services — 0.8%
3,000	American Safety Insurance Holdings Ltd.†	86,940	86,850
68,000	First Niagara Financial Group Inc.	948,769	684,760
30,000	Hudson City Bancorp Inc.	251,447	274,800
14,000	Lender Processing Services Inc.	448,605	452,900
40,035	National Financial Partners Corp.†	1,013,600	1,013,286
2,000	Netspend Holdings Inc.†	31,790	31,940
40,000	SLM Corp.	567,862	914,400
5,000	Sterling Bancorp	56,650	58,100

		3,405,663	3,517,036

	Food and Beverage — 5.3%
8,000	Beam Inc.	345,713	504,880
1,000	Cermaq ASA	17,637	17,450
210,000	China Huiyuan Juice Group Ltd.†	183,873	85,559
100,000	Copeinca ASA	1,007,978	1,102,999
750,000	DE Master Blenders 1753 NV†	11,723,171	12,007,654
1,000	Dole Food Co. Inc.†	12,430	12,750
24,000	Hillshire Brands Co.	748,563	793,920
1,650,000	Parmalat SpA	5,864,622	5,154,505
9,500	Post Holdings Inc.†	233,982	414,770
60,000	Smithfield Foods Inc.†	1,983,370	1,965,000
745,000	Yashili International Holdings Ltd.	331,630	331,386

		22,452,969	22,390,873

	Health Care — 6.1%
8,000	ArthroCare Corp.†	46,170	276,240
40,000	Assisted Living Concepts Inc., Cl. A†	475,800	478,400
10,000	CML HealthCare Inc.	101,386	100,409
141	Cynosure Inc., Cl. A†	3,324	3,662
455,000	Elan Corp. plc, ADR†	6,242,441	6,433,700
1,000	ICU Medical Inc.†	67,227	72,060
18,000	Illumina Inc.†	815,190	1,347,120
1,000	Lexicon Pharmaceuticals Inc.†	1,640	2,170
115,000	Life Technologies Corp.†	8,448,398	8,511,150
176,200	Maxygen Inc.	440,707	436,976
100	Omthera Pharmaceuticals Inc.†	1,335	1,330
34,000	Rhoen Klinikum AG	800,096	784,214
80,000	Smith & Nephew plc	884,827	894,324
1,000	Synageva BioPharma Corp.†	17,875	42,000
1,000	Taro Pharmaceuticals Industries Ltd.†	39,430	55,900
294,000	Vanguard Health Systems Inc.†	6,107,513	6,097,560
1,241	Wright Medical Group Inc.†	28,903	32,527

Shares		Cost	Market Value
13,000	WuXi PharmaTech Cayman Inc., ADR†	$211,948	$273,000

		24,734,210	25,842,742

	Hotels and Gaming — 1.6%
4,000	7 Days Group Holdings Ltd., ADR†	53,545	55,160
200,000	Ameristar Casinos Inc.	5,277,591	5,258,000
1,000	MGM Resorts International†	2,620	14,780
28,000	Orient-Express Hotels Ltd., Cl. A†	310,473	340,480
40,000	WMS Industries Inc.†	1,002,504	1,020,400

		6,646,733	6,688,820

	Machinery — 0.3%
42,000	Xylem Inc.	1,202,465	1,131,480

	Media — 1.5%
100,000	Astral Media Inc., Cl. A	4,698,549	4,750,404
2,700	Astral Media Inc., Cl. B	142,442	140,661
12,000	Kabel Deutschland Holding AG	1,322,122	1,317,991

		6,163,113	6,209,056

	Metals and Mining — 0.5%
200,000	AuRico Gold Inc.	1,603,257	874,000
28,000	Camino Minerals Corp.†	5,242	1,464
1	Hecla Mining Co.	0	3
3,400	Hoganas AB, Cl. B	171,130	162,240
1,000	Jaguar Mining Inc.†	771	354
14,000	Lonmin plc†	93,922	54,170
3,000	Pan American Silver Corp.	61,495	34,943
1,000	Uranium One Inc.†	2,868	2,605
16,000	Vulcan Materials Co.	606,137	774,560

		2,544,822	1,904,339

	Publishing — 0.0%
136,000	SCMP Group Ltd.	48,079	34,193

	Real Estate — 0.0%
100	Colonial Properties Trust	2,333	2,412

	Retail — 0.1%
20,000	American Greetings Corp., Cl. A	365,587	364,400

	Semiconductors — 0.0%
2,500	LTX-Credence Corp.†	18,894	14,975
20,000	PLX Technology Inc.†	132,387	95,200

		151,281	110,175

	Specialty Chemicals — 0.1%
3,000	Ashland Inc.	27,107	250,500
2,000	SGL Carbon SE	87,784	63,611

		114,891	314,111

	Telecommunications — 2.6%
690,000	Asia Satellite Telecommunications Holdings Ltd.	1,533,382	2,455,373

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
15,000	Sprint Nextel Corp.†	$106,350	$105,300
180,000	Telenet Group Holding NV	8,171,329	8,261,266
500	Ziggo Bond Co. BV	17,458	20,013

		9,828,519	10,841,952

	Transportation — 0.8%
425,000	TNT Express NV	4,896,052	3,187,528

	Wireless Telecommunications Services — 0.3%
150,000	Clearwire Corp., Cl. A†	431,250	747,000
25,000	T-Mobile US Inc.	406,250	620,250

		837,500	1,367,250

	TOTAL COMMON STOCKS	231,792,511	234,103,052

	RIGHTS — 0.1%
	Health Care — 0.1%
187,200	Adolor Corp., expire 07/01/19†	0	97,344
201,600	American Medical Alert Corp.†	0	2,016
90,200	Clinical Data Inc., CVR, expire 04/14/18†	0	85,690
5,000	Wright Medical Group Inc., CVR, expire 03/01/19†	12,375	13,550

	TOTAL RIGHTS	12,375	198,600

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
35,000	Kinder Morgan Inc., expire 05/25/17†	66,675	179,200

	Metals and Mining — 0.0%
220	Kinross Gold Corp., expire 09/17/14†	1,048	18

	TOTAL WARRANTS	67,723	179,218

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.2%
	Aerospace and Defense — 0.2%
$500,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	395,796	921,875

	U.S. GOVERNMENT OBLIGATIONS — 44.3%
187,562,000	U.S. Treasury Bills, 0.045% to 0.120%††, 07/05/13 to 12/12/13(b)	187,525,460	187,533,435

TOTAL INVESTMENTS — 100.0%		$419,793,865	422,936,180

			Unrealized
Principal		Settlement	Appreciation/
Amount		Date	Depreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS
2,500,000(c)	Deliver British Pounds in exchange for United States Dollars 3,801,643(d)	07/26/13	$26,332
3,600,000(e)	Deliver Canadian Dollars in exchange for United States Dollars 3,420,680(d)	07/26/13	13,668
23,500,000(f)	Deliver Euros in exchange for United States Dollars 30,592,143(d)	07/26/13	(30,157)

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		9,843

Notional		Termination
Amount		Date
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS

$ 185,409	Gulf Keystone Petroleum Ltd.(g)	06/27/14	11,645

(90,000 Shares)

			Market
			Value
	SECURITIES SOLD SHORT — (1.4)% (Proceeds received $5,754,801)		(5,887,105)

Other Assets and Liabilities (Net)			(8,131,673)
PREFERRED STOCK (2,724,641 preferred shares outstanding)			(136,232,050)

NET ASSETS — COMMON STOCK (21,036,179 common shares outstanding)			$272,706,840

NET ASSET VALUE PER COMMON SHARE ($272,706,840 ÷ 21,036,179 shares outstanding)			$12.96

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

			Market
Shares		Proceeds	Value
	SECURITIES SOLD SHORT — (1.4)%
	Aerospace and Defense — (0.2)%
54,782	GenCorp Inc.	$620,448	$890,755

	Energy and Utilities — (1.2)%
74,020	Duke Energy Corp.	5,134,353	4,996,350

	TOTAL SECURITIES SOLD SHORT	$5,754,801	$5,887,105

(a)

At June 30, 2013, securities, or a portion thereof, with a value of $778,110 were reserved and/or pledged for collateral with the custodian for equity contract for difference swap agreements, securities sold short, and forward foreign exchange contracts.

(b)	At June 30, 2013, $43,550,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements, securities sold short, and forward foreign exchange contracts.
(c)	Principal amount denoted in British Pounds.
(d)	At June 30, 2013, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(e)	Principal amount denoted in Canadian Dollars.
(f)	Principal amount denoted in Euros.
(g)	At June 30, 2013, the Fund had entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

	% of
	Market	Market
Geographic Diversification	Value	Value
Long Positions
North America	87.4%	$369,700,195
Europe	10.6	44,700,073
Asia/Pacific	1.1	4,654,561
Africa/Middle East	0.5	2,351,022
Latin America	0.4	1,530,329

Total Investments	100.0%	$422,936,180

Short Positions
North America	(1.4)%	$(5,887,105)

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $419,793,865)	$422,936,180
Cash	1,064
Deposit at brokers	6,635,514
Receivable for investments sold	47,621
Dividends and interest receivable	535,701
Unrealized appreciation on forward foreign exchange contracts	40,000
Unrealized appreciation on swap contracts	11,645
Deferred offering expense	439,815
Prepaid expenses	5,370

Total Assets	430,652,910

Liabilities:
Securities sold short, at value (proceeds $5,754,801)	5,887,105
Distributions payable	56,763
Payable for investments purchased	14,052,321
Payable for investment advisory fees	1,517,071
Payable for payroll expenses	89,207
Payable for accounting fees	7,500
Unrealized depreciation on forward foreign exchange contracts	30,157
Series B Cumulative Preferred Shares, callable and mandatory redemption 03/26/18 (See Notes 2 and 5)	136,232,050
Other accrued expenses	73,896

Total Liabilities	157,946,070

Net Assets Attributable to Common Shareholders	$272,706,840

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$268,496,033
Accumulated net investment loss	(1,557,720)
Accumulated net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	2,742,600
Net unrealized appreciation on investments	3,142,315
Net unrealized depreciation on securities sold short	(132,304)
Net unrealized appreciation on swap contracts	11,645
Net unrealized appreciation on foreign currency translations	4,271

Net Assets	$272,706,840

Net Asset Value per Common Share:
($272,706,840 ÷ 21,036,179 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$12.96

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $166,127)	$4,670,576
Interest	212,892

Total Investment Income	4,883,468

Expenses:
Investment advisory fees	2,386,545
Interest expense on preferred shares	2,086,419
Dividend expense on securities sold short	113,251
Trustees’ fees	74,747
Offering expense for issuance of preferred shares	73,161
Shareholder communications expenses	71,567
Payroll expenses	67,939
Legal and audit fees	25,472
Custodian fees	23,633
Accounting fees	22,500
Shareholder services fees	12,375
Miscellaneous expenses	46,753

Total Expenses	5,004,362

Net Investment Loss	(120,894)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	6,447,216
Net realized loss on swap contracts	(73,470)
Net realized gain on foreign currency transactions	611,670

Net realized gain on investments, swap contracts, and foreign currency transactions	6,985,416

Net change in unrealized appreciation/depreciation:
on investments	913,326
on securities sold short	(544,181)
on swap contracts	10,358
on foreign currency translations	78,186

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	457,689

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	7,443,105

Net Increase in Net Assets Resulting from Operations	7,322,211

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$7,322,211

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
Operations:
Net investment loss	$(120,894)	$(9,667,245)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	6,985,416	11,944,230
Net change in unrealized appreciation on investments, securities sold short, swap contracts, and foreign currency translations	457,689	10,273,040

Net Increase in Net Assets Resulting from Operations	7,322,211	12,550,025

Distributions to Common Shareholders:
Net investment Income	(1,211,684)*	(1,729,689)
Net realized gain	(3,500,420)*	—
Return of capital	(8,751,051)*	(25,215,055)

Total Distributions to Common Shareholders	(13,463,155)	(26,944,744)

Fund Share Transactions:
Net decrease from repurchase of common shares	(120,151)	(404,488)

Net Decrease in Net Assets from Fund Share Transactions	(120,151)	(404,488)

Net Decrease in Net Assets Attributable to Common Shareholders	(6,261,095)	(14,799,207)

Net Assets Attributable to Common Shareholders:
Beginning of period	278,967,935	293,767,142

End of period (including undistributed net investment income of $0 and $0, respectively)	$272,706,840	$278,967,935

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The GDL Fund

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2013

Net increase in net assets resulting from operations	$7,322,211

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of investment securities	(339,430,494)
Proceeds from sales of investment securities	284,664,797
Net increase in proceeds from short sales of investment securities	620,448
Purchase of short term investment securities	(331,568,554)
Proceeds from sales of short term investment securities	379,646,526
Net realized gain on investments	(6,447,216)
Net change in unrealized appreciation/depreciation on investments and swap contracts	(923,684)
Net amortization of premium/(discount)	(188,437)
Decrease in unrealized appreciation on forward foreign exchange contracts	13,110
Net change in unrealized appreciation/depreciation on securities sold short	544,181
Decrease in receivable for investments sold	16,207,937
Increase in payable for investments purchased	11,807,584
Increase in deposit at broker	(6,369,894)
Increase in dividends and interest receivable	(525,577)
Decrease in deferred offering expense	73,161
Decrease in prepaid expense	5,823
Decrease in payable for investment advisory fees	(3,305,808)
Increase in payable for payroll expenses	37,357
Increase in payable for accounting fees	3,750
Decrease in other accrued expenses	(32,139)
Decrease in distributions payable	(15,231)

Net cash provided by operating activities	12,139,851

Distributions paid to Common Shareholders	(13,463,155)
Redemption of Series B Preferred	(7,755,850)
Decrease from repurchase of common shares	(120,151)

Net cash used in financing activities	(21,339,156)

Net decrease in cash	(9,199,305)

Cash (including foreign currency):
Beginning of period	9,200,369

End of period	$1,064

Supplemental disclosure of cash flow information:
Interest expense on preferred shares	$2,086,419

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2013		Year Ended December 31,
	(Unaudited)		2012	2011	2010		2009		2008
Operating Performance:
Net asset value, beginning of period	$ 13.26		$13.94	$15.02	$15.84		$16.20		$18.50

Net investment income/(loss)	(0.01)		(0.46)	(0.55)	(0.56)		(0.54)		0.18
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	0.35		1.06	0.74	1.02		1.46		(0.89)

Total from investment operations	0.34		0.60	0.19	0.46		0.92		(0.71)

Distributions to Common Shareholders:
Net investment income	(0.06	)*	(0.08)	(0.02)	—		—		(0.18)
Net realized gain	(0.17	)*	—	(0.39)	(0.03)		—		(0.43)
Return of capital	(0.41	)*	(1.20)	(0.87)	(1.25)		(1.28)		(0.99)

Total distributions to common shareholders	(0.64)		(1.28)	(1.28)	(1.28)		(1.28)		(1.60)

Common Share Transactions:
Increase in net asset value from common share transactions	—		—	—	—		—		0.01
Increase/(decrease) in net asset value from repurchase of common shares	0.00(a	)	0.00(a )	0.01	(0.00	)(a)	(0.00	)(a)	—
Recapture of gain on sale of Fund shares by an affiliate	—		—	—	0.00(a	)	—		—

Total Fund share transactions	0.00		0.00(a )	0.01	0.00(a	)	0.00(a	)	0.01

Net Asset Value, End of Period	$ 12.96		$13.26	$13.94	$15.02		$15.84		$16.20

NAV total return †	2.59%		4.44%	1.26%	3.07%		5.90%		(4.06)%

Market value, end of period	$ 11.39		$11.42	$11.80	$13.37		$14.41		$13.14

Investment total return ††	5.31%		7.67%	(2.51)%	1.72%		20.03%		(8.39)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$408,939		$422,956	$437,755	$413,993		$431,498		—
Net assets attributable to common shares, end of period (in 000’s)	$272,707		$278,968	$293,767	$317,981		$335,486		$343,657
Ratio of net investment income to average net assets attributable to common shares including interest and offering costs(b)(c)(d)	(0.09	)%(e)	(3.33)%	(3.71)%	(3.60)%		(3.35)%		1.02%
Ratio of operating expenses excluding the effect of dividends on securities sold short to average net assets attributable to common shares(d)(f)	3.53	%(e)	4.58%	4.87%	4.39%		4.67%		0.67%
Portfolio turnover rate	143%		335%	336%	365%		371%		334%

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2013	Year Ended December 31,
	(Unaudited)	2012	2011	2010	2009	2008
Preferred Stock:
8.500% Series A Cumulative Preferred Shares (g)
Liquidation value, end of period (in 000’s)	—	—	—	$96,012	$96,012	—
Total shares outstanding (in 000’s)	—	—	—	1,920	1,920	—
Liquidation preference per share	—	—	—	$50.00	$50.00	—
Average market value(h)	—	—	—	$53.05	$53.40	—
Asset coverage per share	—	—	—	$215.59	$224.71	—
Asset coverage	—	—	—	431%	449%	—
Series B Cumulative Preferred Shares (i)
Liquidation value, end of period (in 000’s)	$136,232	$143,988	$143,988	—	—	—
Total shares outstanding (in 000’s)	2,725	2,880	2,880	—	—	—
Liquidation preference per share	$ 50.00	$50.00	$50.00	—	—	—
Average market value(h)	$ 50.45	$50.63	$52.46	—	—	—
Asset coverage per share	$ 150.09	$146.87	$152.01	—	—	—
Asset coverage	300%	294%	304%	—	—	—

†

Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)

The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares and offering costs include amounts relating to the 8.50% Series A Preferred Shares from its issuance in 2009 to its repayment in 2011 and to the Series B Preferred Shares from its issuance in 2011 through June 30, 2013 (see Footnotes 2 and 5).

(c)

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”) . Including such Custodian Fee Credits, the expense ratios for the year ended December 31, 2008 would have been 0.66%. For the six months ended June 30, 2013, and the years ended December 31, 2011 and 2010, there were no Custodian Fee Credits, and for the year ended December 31, 2009, the effect of Custodian Fee Credits was minimal.

(d)

Ratio of operating expenses including interest, dividends on securities sold short, and offering costs to average net assets attributable to common shares for the six months ended June 30, 2013 and the years ended December 31, 2012, 2011, 2010, 2009 and 2008 would have been 3.61%, 4.66%, 4.89%, 4.39%, 4.67%, and 0.67%, respectively.

(e)	Annualized.
(f)

Ratio of operating expenses excluding interest, dividends on securities sold short, and offering costs to average net assets attributable to common shares for the six months ended June 30, 2013 and the years ended December 31, 2012, 2011, 2010, 2009 and 2008 would have been 1.97%, 2.58%, 1.56%, 1.89%, 2.53%, and 0.65%, respectively.

(g)	Series A Cumulative Preferred Shares were first issued on February 6, 2009 and were redeemed on May 31, 2011.
(h)	Based on weekly prices.
(i)	Series B Cumulative Preferred Shares were first issued on April 15, 2011.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited)

1. Organization. The GDL Fund currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 6/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace and Defense	$ 480,160	—	$396,720	$ 876,880
Equipment and Supplies	26,358,210	—	5,110	26,363,320
Publishing	—	—	34,193	34,193
Other Industries (a)	206,828,659	—	—	206,828,659
Total Common Stocks	233,667,029	—	436,023	234,103,052
Rights(a)	13,550	—	185,050	198,600
Warrants(a)	179,218	—	—	179,218
Convertible Corporate Bonds(a)	—	$ 921,875	—	921,875
U.S. Government Obligations	—	187,533,435	—	187,533,435
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$233,859,797	$ 188,455,310	$621,073	$422,936,180
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
Common Stocks Sold Short(a)	$ (5,887,105)	—	—	$ (5,887,105)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$ (5,887,105)	—	—	$ (5,887,105)

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 6/30/13
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreements	—	$ 11,645	—	$ 11,645
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	40,000	—	40,000
LIABILITIES (Unrealized Depreciation):*
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	(30,157)	—	(30,157)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$ 21,488	—	$ 21,488

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the six months ended June 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at June 30, 2013 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation
$185,409 (90,000 Shares)	Market Value Appreciation on: Gulf Keystone Petroleum Ltd.	One Month LIBOR plus 90 bps plus Market Value Depreciation on: Gulf Keystone Petroleum Ltd.	06/27/14	$11,645

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2013 had an average monthly notional amount of approximately $247,486.

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Assets
Forward Currency Exchange Contracts	$40,000	$(30,157)	—	—	$ 9,843
Equity Contract for Difference Swap Agreement	11,645	—	—	—	11,645
Total	$51,645	$(30,157)	—	—	$21,488

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Liabilities
Foreign Currency Exchange Contracts	$30,157	$(30,157)	—	—	—

As of June 30, 2013, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the six months ended June 30, 2013, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at June 30, 2013 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign currency contracts during the six months ended June 30, 2013 had an average monthly notional amount of approximately $24,466,786.

As of June 30, 2013, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts and under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the six months ended June 30, 2013, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, within Net realized gain on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination.

The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at June 30, 2013 are reflected within the Schedule of Investments.

Series B Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense” on preferred shares within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2013, the Fund held no investments in restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series B Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. This may restrict the

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Distribution, subject to the maximum federal income tax rate, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate. Any paid-in capital that is a component of a distribution and is not sourced from net investment income or realized gains of the Fund should not be considered as yield or total return on an investment from the Fund, respectively.

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$ 1,729,689	$5,691,728
Return of capital	25,215,055	—

Total distributions paid	$26,944,744	$5,691,728

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, swap contracts, and foreign currency translations	$2,058,555
Other temporary differences*	(457,855)

Total	$1,600,700

*	Other temporary differences are primarily due to adjustments on qualified late year loss deferral, mark-to-market adjustments on foreign currency, and preferred share class distribution payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at June 30, 2013:

		Gross	Gross
	Cost/	Unrealized	Unrealized	Net Unrealized
	(Proceeds)	Appreciation	Depreciation	Appreciation/Depreciation
Investments	$420,696,853	$10,889,714	$(8,650,387)	$2,239,327
Securities sold short	(5,754,801)	138,003	(270,307)	(132,304)

		$11,027,717	$(8,920,694)	$2,107,023

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2013, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the six months ended June 30, 2013, the Fund accrued a $1,347,894 performance fee to the Adviser. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2013, the Fund paid brokerage commissions on security trades of $160,749 to G.research, Inc. (formerly Gabelli & Company, Inc.), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2013, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2013, the Fund paid or accrued $67,939 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2013, other than short term securities and U.S. Government obligations, aggregated $330,167,715 and $280,399,117, respectively.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the six months ended June 30, 2013, the Fund repurchased and retired 10,000 shares in the open market at a cost of $120,151 and an average discount of approximately 10.74% from its NAV.

Transactions in common shares of beneficial interest for the six months ended June 30, 2013 and the year ended December 31, 2012 were as follows:

Six Months Ended
	June 30, 2013		Year Ended
	(Unaudited)		December 31, 2012
	Shares	Amount	Shares	Amount
Shares repurchased	10,000	$120,151	32,510	$404,488

The Fund filed a shelf registration statement with the SEC, which became effective August 6, 2008. Under this shelf registration statement, the Fund completed a rights offering whereby three transferable rights were issued for each Series A 8.50% Cumulative Callable Preferred Shares ( “Series A Preferred”) held as of March 1, 2011. On April 15, 2011, the Fund issued 2,879,758 Series B Cumulative Puttable and Callable Preferred Shares (liquidation preference, $50 per share) (“Series B Preferred”), $0.001 par value, upon the submission of two rights and either $50 or one share of Series A Preferred Shares. The cash proceeds to the Fund from the exercise of the rights totaled $132,550,124 (after deduction of offering costs of $591,959 and solicitation fees of $53,388). In addition, subscribing shareholders surrendered 222,996 Series A Preferred at the $50 liquidation preference value totaling $11,149,800 to acquire Series B Preferred.

The Fund retired all Series A Preferred.

The Series B Preferred pay quarterly distributions in March, June, September, and December of each year. On January 24, 2013, the Board reset the annual dividend rate to 3.00% on the Series B Preferred for dividend periods through March 26, 2015. The annual dividend rate thereafter will be reset by the Board and publicly announced in notices at least sixty days prior to March 26, 2015 for all remaining dividend periods prior to the mandatory redemption date of March 26, 2018. The Series B Preferred may be put back to the Fund during a period after the announcement of a new rate, and may be redeemed by the Fund at any time after April 14, 2014. Each reset date will take into account interest rates for debt securities with similar timeframes to put or maturity and annual dividend rates may be lower than 7.00%, but not less than 3.00% annually. Prior to the interest rate rest for March 26, 2013, 155,117 Series B Preferred were put back to the Fund at the liquidation value of $7,755,850. At June 30, 2013, there were 2,724,641 Series B Preferred outstanding and accrued dividends amounted to $56,763.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Shareholder Meeting – May 13, 2013 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 13, 2013 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Edward T. Tokar and Salvatore J. Zizza as Directors of the Fund. A total of 21,744,104 votes and 21,731,391 votes were cast in favor of these Directors and a total of 269,073 votes and 281,786 votes were withheld for these Directors, respectively. In addition, preferred shareholders, voting as a separate class, elected Anthony J. Colavita as a Director of the Fund. A total of 2,637,687 votes were cast in favor of this Director and a total of 9,071 votes were withheld for this Director.

Mario J. Gabelli, CFA, James P. Conn, Clarence A. Davis, Mario d’Urso, Arthur V. Ferrara, and Michael J. Melarkey continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 10, 2013, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The GDL Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The GDL Fund

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

THE GDL FUND

AND YOUR PERSONAL PRIVACY

Who are we?

The GDL Fund is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1976 and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and an Honorary Doctorate Degree from Roger Williams University in Rhode Island.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman &	President &
Chief Executive Officer,	Acting Chief Compliance Officer
GAMCO Investors, Inc.
Anthony J. Colavita	Agnes Mullady Treasurer & Secretary
President,
Anthony J. Colavita, P.C.	Carter W. Austin
Vice President
James P. Conn
Former Managing Director &	Christopher J. Paccico
Chief Investment Officer,	Assistant Vice President & Ombudsman
Financial Security Assurance	David I. Schachter
Holdings Ltd.	Vice President

Clarence A. Davis	INVESTMENT ADVISER
Former Chief Executive Officer,
Nestor, Inc.	Gabelli Funds, LLC
One Corporate Center
Mario d’Urso	Rye, New York 10580-1422
Former Italian Senator
CUSTODIAN
Arthur V. Ferrara
Former Chairman &	The Bank of New York Mellon
Chief Executive Officer,
Guardian Life Insurance	COUNSEL
Company of America	Skadden, Arps, Slate, Meagher &
Flom LLP

Michael J. Melarkey
Partner,	TRANSFER AGENT AND
Avansino, Melarkey, Knobel,	REGISTRAR
Mulligan & McKenzie
AMERICAN STOCK TRANSFER AND
Edward T. Tokar	TRUST COMPANY
Senior Managing Director,
Beacon Trust Company

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

GDL Q2/2013

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/13	Common – N/A	Common – N/A	Common – N/A	Common – 21,046,179
through 01/31/13	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 2,879,758
Month #2 02/01/13	Common – N/A	Common – N/A	Common – N/A	Common – 21,046,179
through 02/28/13	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 2,879,758
Month #3 03/01/13	Common – 10,000	Common – $12.02	Common – 10,000	Common –21,046,179 – 10,000 = 21,036,179
through 03/31/13	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 2,879,758
Month #4 04/01/13	Common – N/A	Common – N/A	Common – N/A	Common – 21,036,179
through 04/30/13	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 2,879,758
Month #5 05/01/13	Common – N/A	Common – N/A	Common – N/A	Common – 21,036,179
through 05/31/13	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 2,879,758
Month #6 06/01/13	Common – N/A	Common – N/A	Common – N/A	Common – 21,036,179
through 06/31/13	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 2,879,758
Total	Common – 10,000	Common – $12.02	Common – 10,000	N/A

	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/6/13

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/6/13

* Print the name and title of each signing officer under his or her signature.